VANGUARD(R)FLORIDA INSURED LONG-TERM
TAX-EXEMPT FUND

Semiannual Report - May 31, 2001

BOND

[PHOTO OF COMPASS/SHIP]

[THE VANGUARD GROUP(R) LOGO]

SOME LESSONS
 FROM THE MARKETS

Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

          **THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

          **DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

          **PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.


SUMMARY
* Vanguard Florida Insured Long-Term Tax-Exempt Fund earned a solid fiscal half-year return of 4.9%, topping the performances of its competitive measures.

* Interest rates generally declined during the six months, providing a boost to prices of all but the longest-maturity securities.

* Municipal bonds performed well during the period, easily outpacing the returns from stocks, which continued to struggle.


CONTENTS
 1 Letter from the Chairman
 5 Report from the Adviser
 7 Fund Profile
 8 Glossary of Investment Terms
 9 Performance Summary
10 Financial Statements

LETTER
 from the Chairman

Dear Shareholder,
In an environment that was friendly to bonds but hostile to stocks, VANGUARD FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND earned a robust six-month total return of 4.9%.

     As you can see in the adjacent table, for the period ended May 31, 2001, your fund's total return (capital change plus reinvested dividends) bested those of its average peer and its unmanaged benchmark index. The fund's return is based on an increase in net asset value from $11.08 per share on November 30, 2000, to $11.34 per share on May 31, 2001, and is adjusted for dividends totaling $0.276 per share paid from net investment income.


TOTAL RETURNS                          Six Months Ended
                                           May 31, 2001
--------------------------------------------------------
Vanguard Florida Insured Long-Term
 Tax-Exempt Fund                                 4.9%
Average Florida Insured Municipal Debt Fund*     4.3
Lehman Municipal Bond Index                      4.7
--------------------------------------------------------
*Derived from data provided by Lipper Inc.


     For Florida residents, income earned by the fund is exempt from federal income taxes, but may be subject to the alternative minimum tax. In addition, it is expected that shares of the fund will be exempt from the Florida intangible personal property tax.

     On May 31, the fund's yield stood at 4.54%, down from 4.96% at the end of November 2000. For taxpayers in the highest federal income tax bracket (39.6%), the taxable equivalent yield was about 7.5%.


MARKET BAROMETER                                                   Total Returns
                                                      Periods Ended May 31, 2001

                                                    Six         One         Five
                                                 Months        Year       Years*
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)        5.1%       13.1%         7.7%
Lehman 10 Year Municipal Bond Index                4.6        11.8          6.7
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                         2.7         5.8          5.2
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                        -3.9%      -10.6%        15.1%
Russell 2000 Index (Small-caps)                   12.2         5.7          8.0
Wilshire 5000 Index (Entire market)               -2.5       -10.1         13.3
MSCI EAFE Index (International)                   -7.6       -16.9          4.2
================================================================================
CPI
Consumer Price Index                               2.1%        3.6%         2.6%
--------------------------------------------------------------------------------
*Annualized.


FINANCIAL MARKETS IN REVIEW
During the six months ended May 31, the U.S. economy was marked by two opposing trends: strength among consumers and weakness in the industrial sectors.

Housing starts and sales were strong, and consumer spending remained healthy. Unemployment edged up--in May 4.4% of the labor force was unemployed--but consumers stayed relatively calm. Indeed, a survey of consumer confidence showed improved sentiment in May, although the confidence level was well below the January 2000 high.

     The industrial economy fared worse. Businesses trimmed spending on capital equipment, with especially sharp cutbacks in outlays for computers and software. Industrial production declined throughout the half-year. Manufacturing activity cooled, and slowing sales within the industrial sector left substantial inventory on warehouse shelves.

--------------------------------------------------------------------------------
During the six months ended May 31, the U.S. economy was marked by two opposing trends: strength among consumers and weakness in the industrial sectors.
--------------------------------------------------------------------------------

     Overall, a strong consumer economy and a weak industrial economy added up to modest growth in the period. In the first quarter of 2001, inflation-adjusted gross domestic product, the estimated value of the nation's output of goods and services, increased at a 1.2% annual rate, far below the 4.8% pace during the same period in 2000.

     The Federal Reserve Board's Open Market Committee responded to the mixed economic picture with five reductions in its target for short-term interest rates. The first cut came in January and the most recent on May 15. In total, the FOMC sliced 250 basis points (2.5 percentage points) from short-term rates in an effort to stimulate capital spending and sustain consumers' upbeat mood.

     The U.S. stock market's course reflected the uncertainty in the broad economy. After a swift fall early in the six months, U.S. stocks rallied in April and May. Continued weakness in large-capitalization technology stocks kept the broad stock market in negative territory, but smaller stocks and value stocks--those issues with low prices relative to fundamental measures such as earnings and book value--thrived.

--------------------------------------------------------------------------------
The prices of bonds with maturities of less than 5 years enjoyed big gains, as their yields declined in step with the Fed's rate cuts.
--------------------------------------------------------------------------------

     Bonds turned in good results during the period. The prices of bonds with maturities of less than 5 years enjoyed the biggest gains, as their yields declined in step with the FOMC's rate cuts. (Bond prices move in the opposite direction from their yields.) The yields on longer-term bonds rose slightly, heightening the difference between the cost of short-term and long-term borrowing. At the end of May, the difference between the yield of the 30-year U.S. Treasury bond and that of the 3-year Treasury note stood at 116 basis points (1.16 percentage points), up from just 3 basis points six months earlier.

THE MUNI MARKET
Municipal bonds also enjoyed strong returns during the six months. The gap between the yields of long-term U.S. Treasuries and long-term municipal bonds widened a bit during the period, but remained relatively narrow. In fact, on May 31, the yield of the 30-year U.S. Treasury bond was just 48 basis points higher than that of a high-quality, long-term muni bond. In other words, municipal bonds, whose interest is exempt from federal income taxes, offer a yield that is more than 91% of that of Treasury bonds, which are fully taxable at a rate of up to 39.6% (38.6% after July 1, 2001).

     The Report from the Adviser, which begins on page 5, provides more details about the municipal bond market.

PERFORMANCE OVERVIEW
Your fund's fiscal half-year return of 4.9% was quite good, both on an absolute basis and relative to its comparative measures. During the half-year, the fund's 2.6% income return was augmented by a price increase of 2.3%.

     A six-month return, of course, does not provide a complete picture of a bond fund's performance. That's because semiannual returns for bond funds account for only half of the year's interest income, while price changes immediately reflect current movements in interest rates--rising when rates fall and falling when rates rise. For perspective, it's important to consider a full year's interest income when evaluating a bond fund. For the 12 months ended May 31, 2001, your fund earned an excellent total return of 13.1%, consisting of an income return of 5.5% and a price increase of 7.6%.

     Keep in mind that while falling interest rates have a salutary impact on bond prices, a rate decline also means a reduction in the income paid by fixed income investments. When interest rates drop, bond prices rise immediately, but over the long haul, lower rates diminish the income earned on reinvested dividends.

     Though bond prices rise and fall over time, it is interest income that accounts for virtually all of a bond fund's long-term total return. Therefore, the best indicator of a bond fund's performance--though it is a far-from-perfect measure--is the fund's yield, currently about 4.5%.

--------------------------------------------------------------------------------
Though bond prices rise and fall, it is interest income that accounts for virtually all of a bond fund's long-term total return.
--------------------------------------------------------------------------------

     Your fund's fine relative results over the past six months--and over its lifetime--can be attributed to its significant cost advantage over similar funds and to skillful investment management. Your fund has an annualized expense ratio (expenses as a percentage of average net assets) of just 0.15%, or $1.50 per $1,000 invested, just a fraction of the 1.04%, or $10.40 per $1,000, charged by the average long-term Florida tax-exempt fund, according to Lipper Inc.

The combination of excellent investment management by Vanguard's Fixed Income Group, which oversees all of our municipal bond portfolios, and our cost advantage provides our shareholders with benefits that have proven difficult to beat.

     We thank you for your confidence in our approach and for entrusting your money to us.

IN SUMMARY
During the stock market turbulence of the past year, many investors seemed to have rediscovered the benefits of bonds. Of course, we believe that the diversification and interest income provided by fixed income securities always have been--and always will be--valuable pieces of a solid investment program. And for investors in higher tax brackets, municipal bonds play an especially beneficial role.

     We believe that a diversified portfolio of stock, bond, and money market funds--apportioned in accordance with your goals and risk tolerance--is the best response to the market's ever-present uncertainties. Once you've devised such a portfolio, we recommend sticking with your plan for the long haul.

Sincerely,

/S/ JOHN J. BRENNAN

June 12, 2001

                                                      [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN
                                                                    CHAIRMAN AND
                                                         CHIEF EXECUTIVE OFFICER

REPORT
 from the Adviser                                    VANGUARD FIXED INCOME GROUP

Municipal bonds performed well during the six months ended May 31, 2001. Prices generally rose during the fiscal half-year of VANGUARD FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND, supplementing the fund's interest income and resulting in a solid total return of 4.9%.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The fund reflects a belief that a high level of current income exempt from federal income tax and Florida's intangible personal property tax can be achieved by investing primarily in long-term insured bonds issued by state, county, and municipal governments in Florida.
--------------------------------------------------------------------------------

THE ECONOMIC ENVIRONMENT
Over the past several months, low economic visibility has hampered forecasters' ability to predict the future. Conflicting signals about the health of the economy and the outlook for corporate profits continue to make short-term forecasts--not to mention long-term estimates--very difficult. Corporate capital spending is weak and the manufacturing sector is suffering. But consumer spending has remained relatively strong, even in the face of higher fuel costs and a softening job market.

     The Federal Reserve Board has dealt with the economic slowdown-- real (inflation-adjusted) gross domestic product slipped to an annual rate of 1.2% during the first quarter of 2001--by cutting its target for short-term interest rates. The Fed trimmed the federal funds rate by a total of 250 basis points (2.5 percentage points) over the past six months, and further cuts are likely. The decline in short-term interest rates has resulted in a dramatic steepening in the yield curves (a representation of yields across maturities) for both U.S. Treasury securities and municipal bonds.

     President George Bush's tax-cut plan will bring refunds of $300 to $600 to taxpayers in the coming months and will phase in lower tax rates across all brackets. The immediate effect of these changes on munis is unclear because the phase-in period will last five years.

STATE BUDGETS UNDER SCRUTINY
State tax revenues have been mounting substantially over the past several years, and the improving fiscal health of many states led to upgrades in their bond credit ratings. Over the past several months, however, the expansion in tax revenues has slowed as the pace of economic growth decelerated. Most states have built solid rainy-day funds and have reduced debt--both positive developments in the face of the economic slowdown--but some states have also reduced income tax rates. In this environment, revenue estimates and budgets will be under close scrutiny. Consequently, the trend of upgrading states' credit quality has probably already peaked.

MOVEMENTS IN MUNI YIELDS
During the six months, municipal bonds outperformed Treasuries across most maturities, coming up short only among 1-year securities. The Treasury yield curve steepened more than the muni curve, which tends to be more stable. This means that yields of shorter-term Treasury securities declined more sharply than those of shorter-term munis. The yield of the 1-year Treasury note slipped 234 basis points (2.34 percentage points), while the yield of the comparable muni fell 153 basis points (1.53 percentage points).

     For intermediate-term issues, the yield of the 10-year Treasury note declined slightly during the period, falling just 9 basis points. The yield of the 10-year muni declined 27 basis points.

     Among bonds with maturities of 30 years, Treasury yields actually rose a bit--reflecting heightened inflation concerns and a belief that federal budget surpluses won't be as large as previously forecast--and muni yields slipped 16 basis points.

     Overall, the relative attractiveness of munis declined somewhat during the fiscal half-year, but for investors in most tax brackets, municipal bonds continue to provide solid value. On May 31, a 10-year muni provided a tax-exempt yield equal to about 82% of the taxable yield of a comparable Treasury bond, down from about 86% six months earlier.

     Nationwide, muni bond issuance is up 41% over the past year; supply in Florida rose 45% over the 12 months.

OUR INVESTMENT APPROACH
Because volatility in the equity markets showed no signs of letting up during the half-year, bonds remained a relatively popular choice for investors seeking to balance their investment portfolios.

     Going forward, we pledge to maintain our focus on providing a high-quality, low-cost fund that can play an important role in the portfolios of many investors.


Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal


June 13, 2001

FUND PROFILE                                                  As of May 31, 2001
 for Florida Insured Long-Term Tax-Exempt Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 8.


--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                                  Lehman
                                                   Fund           Index*
--------------------------------------------------------------------------------
Number of Issues                                    177           40,955
Yield                                              4.5%             4.6%
Yield to Maturity                                  4.7%               --
Average Coupon                                     5.4%             5.4%
Average Maturity                             10.5 years       13.6 years
Average Quality                                     AAA              AA+
Average Duration                              7.3 years        7.7 years
Expense Ratio                                   0.15%**               --
Cash Investments                                   0.0%               --
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY
 (% of portfolio)

AAA                     92.6%
AA                       5.7
A                        0.0
BBB                      1.7
BB                       0.0
B                        0.0
--------------------------------------------------------------------------------
Total                  100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                          Lehman
                             Fund         Index*
--------------------------------------------------------------------------------
R-Squared                    0.98         1.00
Beta                         1.23         1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY
(% of portfolio)

Under 1 Year                  1.0%
1-;5 Years                   10.5
5-;10 Years                  42.7
10-;20 Years                 34.9
20-;30 Years                 10.5
Over 30 Years                 0.4
--------------------------------------------------------------------------------
Total                       100.0%

--------------------------------------------------------------------------------
INVESTMENT FOCUS

CREDIT QUALITY - HIGH
AVERAGE MATURITY - LONG
--------------------------------------------------------------------------------


 *Lehman Municipal Bond Index.
**Annualized.

                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
 of Investment Terms


AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 for Florida Insured Long-Term Tax-Exempt Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      September 1, 1992-May 31, 2001
--------------------------------------------------------------------------------
                             Florida Insured Long-Term
                                Tax-Exempt Fund                        Lehman*
Fiscal                   Capital       Income       Total                  Total
Year                      Return       Return      Return                 Return
--------------------------------------------------------------------------------
1992                       1.6%         1.2%        2.8%                    1.8%
1993                       6.9          5.5        12.4                    11.1
1994                     -11.0          4.9        -6.1                    -5.2
1995                      13.8          6.3        20.1                    18.9
1996                       1.2          5.3         6.5                     5.9
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             Florida Insured Long-Term
                                Tax-Exempt Fund                        Lehman*
Fiscal             Capital        Income      Total                        Total
Year                Return        Return     Return                       Return
--------------------------------------------------------------------------------
1997                  1.3%          5.2%       6.5%                         7.2%
1998                  2.9           5.1        8.0                          7.8
1999                 -6.5           4.6       -1.9                         -1.1
2000                  3.6           5.4        9.0                          8.2
2001**                2.3           2.6        4.9                          4.7
--------------------------------------------------------------------------------
 *Lehman Municipal Bond Index.
**Six months ended May 31, 2001.
See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
May 31, 2001 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------------------
                                                                                           FACE          MARKET
                                                                        MATURITY         AMOUNT          VALUE*
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND                    COUPON         DATE          (000)           (000)
---------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (107.9%)
---------------------------------------------------------------------------------------------------------------
ISSUER INSURED (94.9%)
Alachua County FL Health Fac. Auth. (Shands Teaching Hosp.)  6.25%   12/1/2011(1)  $      3,095  $        3,508
Alachua County FL Health Fac. Auth. (Shands Teaching Hosp.)  6.25%   12/1/2016(1)         8,695           9,796
Alachua County FL Health Fac. Auth.
 VRDO (Shands Teaching Hosp.)                                2.95%    6/6/2001(1)         3,000           3,000
Boynton Beach FL Util. System Rev.                           6.25%   11/1/2020(3)         2,085           2,162
Boynton Beach FL Util. System Rev.                           6.25%   11/1/2020(3)(ETM)      415             471
Brevard County FL Health Fac. Auth. Rev.
 (Holmes Regional Medical Center)                            5.625%  10/1/2014(1)         2,000           2,082
Broward County FL Airport System Rev.                        5.25%   10/1/2011(1)        10,000          10,402
Broward County FL Airport System Rev.                        5.25%   10/1/2012(1)        14,735          15,183
Broward County FL School Board COP                           5.50%    7/1/2015(4)Y        5,170           5,428
Broward County FL School Board COP                           5.50%    7/1/2016(4)Y        4,635           4,834
Broward County FL School Board COP                           5.50%    7/1/2017(4)Y        5,205           5,397
Broward County FL School Board COP                           5.50%    7/1/2018(4)Y       14,575          15,051
Broward County FL School Board COP                           5.50%    7/1/2019(4)Y       15,710          16,169
Broward County FL Solid Waste System Rev.                    5.75%    7/1/2013(1)         4,130           4,289
Canaveral FL Port Auth. Rev.                                 6.00%    6/1/2006(3)         1,000           1,039
Collier County FL COP                                        6.25%   2/15/2013(4)        12,500          14,289
Coral Springs FL Improvement Dist. Water & Sewer GO          6.00%    6/1/2010(1)         4,250           4,637
Dade County FL Health Fac. Auth. Rev. (Miami Baptist Hosp.)  5.25%   5/15/2013(1)         4,500           4,572
Dade County FL School Dist. GO                               6.875%   8/1/2002(1)         5,000           5,222
Dade County FL Seaport GO                                    6.25%   10/1/2001(2)(Prere.) 2,000           2,043
Dade County FL Seaport GO                                    6.50%   10/1/2001(2)(Prere.) 4,090           4,181

---------------------------------------------------------------------------------------------------------------
                                                                                           FACE          MARKET
                                                                        MATURITY         AMOUNT          VALUE*
                                                             COUPON         DATE          (000)           (000)
---------------------------------------------------------------------------------------------------------------
Dade County FL Water & Sewer System Rev. VRDO                3.00%    6/6/2001(3)  $      5,170  $        5,170
Davie FL Water & Sewer Rev.                                  6.375%  10/1/2012(2)         2,500           2,891
Dunedin FL Util. System. Rev.                                6.75%   10/1/2008(3)         1,115           1,292
Dunedin FL Util. System. Rev.                                6.75%   10/1/2010(3)         2,465           2,911
Florida Board of Educ. Lottery Rev.                          5.00%    7/1/2016(3)        15,000          14,952
Florida Board of Educ. Lottery Rev.                          5.50%    7/1/2014(2)         8,470           8,982
Florida Board of Educ. Lottery Rev.                          5.50%    7/1/2015(2)        12,105          12,730
Florida Board of Educ. Lottery Rev.                          5.75%    7/1/2014(3)         8,475           9,133
Florida Board of Educ. Lottery Rev.                          5.75%    7/1/2015(3)         8,960           9,589
Florida Dept. of General Services Rev.
 (Dept. of Environmental Protection-Preservation-2000)       5.75%    7/1/2013(2)         2,585           2,751
Florida Housing Finance Corp. Rev.                           5.95%    1/1/2032(4)        17,435          17,893
Florida Muni. Power Agency Rev.                              6.25%   10/1/2002(2)(Prere.) 4,500           4,781
Florida Muni. Power Agency Rev. VRDO (Stanton Project)       2.95%    6/6/2001(1)         8,700           8,700
Greater Orlando FL Aviation Auth. Rev.                       5.25%   10/1/2012(3)        18,245          18,800
Greater Orlando FL Aviation Auth. Rev.                       6.10%   10/1/2006(2)         2,500           2,617
Hillsborough County FL Aviation Auth. Rev.
 (Tampa International Airport)                               5.50%   10/1/2010(4)         3,775           4,093
Hillsborough County FL Aviation Auth. Rev.
 (Tampa International Airport)                               5.50%   10/1/2011(4)         4,610           4,980
Hillsborough County FL Aviation Auth. Rev.
 (Tampa International Airport)                               5.50%   10/1/2012(4)         5,670           6,111
Hillsborough County FL Aviation Auth. Rev.
 (Tampa International Airport)                               5.50%   10/1/2013(4)         3,000           3,228
Hillsborough County FL Aviation Auth. Rev.
 (Tampa International Airport)                               5.50%   10/1/2015(4)         3,945           4,216
Hillsborough County FL IDA (Univ. Community Hosp.)           6.50%   8/15/2019(1)        17,850          20,883
Hillsborough County FL School Board COP                      5.50%    7/1/2018(1)        14,945          15,761
Hillsborough County FL Junior Lien Refunding Util. Rev.      5.50%    8/1/2012(2)        10,000          10,769
Indian River County FL Water & Sewer Rev.                    6.50%    9/1/2008(3)         2,540           2,900
Jacksonville FL Excise Taxes Rev.                            5.00%   10/1/2003(4)Y        4,025           4,170
Jacksonville FL Excise Taxes Rev.                            5.00%   10/1/2004(4)Y        4,615           4,810
Jacksonville FL Excise Taxes Rev.                            5.00%   10/1/2005(4)Y        5,260           5,504
Jacksonville FL Excise Taxes Rev.                            5.00%   10/1/2006(4)Y        5,950           6,236
Jacksonville FL Excise Taxes Rev.                            5.00%   10/1/2007(4)Y        6,710           7,028
Jacksonville FL Excise Taxes Rev.                            5.00%   10/1/2008(4)Y        7,530           7,853
Jacksonville FL Excise Taxes Rev.                            5.00%   10/1/2009(4)Y        8,395           8,726
Lakeland FL Electric & Water Rev.                            0.00%   10/1/2010(1)         8,260           5,378
Lakeland FL Electric & Water Rev.                            0.00%   10/1/2011(1)         8,420           5,178
Lakeland FL Electric & Water Rev.                            0.00%   10/1/2012(1)         6,520           3,767
Lakeland FL Electric & Water Rev.                            5.00%   10/1/2028(1)         4,000           3,816
Lakeland FL Electric & Water Rev.                            5.50%   10/1/2040(1)         2,000           2,014
Lakeland FL Electric & Water Rev.                            6.05%   10/1/2008(4)         4,785           5,358
Lakeland FL Electric & Water Rev.                            6.05%   10/1/2009(4)         4,000           4,492
Lee County FL School Board COP                               6.00%    8/1/2007(4)         5,820           6,423
Lee County FL School Board COP                               6.00%    8/1/2008(4)         6,180           6,791
Marion County FL Hosp. Dist. (Munroe Regional Medical Center)6.20%   10/1/2007(3)         1,000           1,062
Melbourne FL Water & Sewer Rev.                              6.375%  10/1/2012(3)         1,000           1,052
Miami Beach FL Health Fac. Auth. (Mt. Sinai Medical Center)  6.125% 11/15/2014(4)         1,250           1,330
Miami Beach FL Health Fac. Auth. (Mt. Sinai Medical Center)  6.25%  11/15/2008(4)         2,000           2,131
Miami Beach FL Water & Sewer Rev.                            5.625%   9/1/2017(2)         2,550           2,677
Miami FL GO                                                  5.90%   12/1/2008(3)         1,000           1,113
Miami FL GO                                                  6.00%   12/1/2009(3)         1,380           1,548

---------------------------------------------------------------------------------------------------------------
                                                                                           FACE          MARKET
                                                                        MATURITY         AMOUNT          VALUE*
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND                    COUPON         DATE          (000)           (000)
---------------------------------------------------------------------------------------------------------------
Miami-Dade County FL Expressway Auth. Toll System Rev.       6.375%   7/1/2029(3)  $     25,250  $       27,842
Miami-Dade County FL Public Fac. Rev.
                           (Jackson Memorial Hosp.)          5.25%    6/1/2010(4)         1,000           1,056
Miami-Dade County FL Public Fac. Rev.
                           (Jackson Memorial Hosp.)          5.25%    6/1/2011(4)         2,000           2,098
Miami-Dade County FL Public Fac. Rev.
                           (Jackson Memorial Hosp.)          5.25%    6/1/2012(4)         3,120           3,246
Miami-Dade County FL Public Fac. Rev.
                           (Jackson Memorial Hosp.)          5.25%    6/1/2013(4)         3,160           3,263
Miami-Dade County FL School Board COP                        5.00%    8/1/2025(4)        15,450          14,781
Miami-Dade County FL School Board COP                        5.75%   10/1/2013(4)         3,000           3,218
Miami-Dade County FL School Board COP                        5.75%   10/1/2014(4)         1,755           1,867
Miami-Dade County FL School Board COP                        5.75%   10/1/2015(4)         5,265           5,568
Miami-Dade County FL School Board COP                        5.875%  10/1/2016(4)         3,150           3,349
Miramar FL Wastewater Improvement Assessment Rev.            5.00%   10/1/2019(1)           480             466
Miramar FL Wastewater Improvement Assessment Rev.            5.00%   10/1/2025(1)        11,250          10,789
North Broward FL Hosp. Dist. Rev.                            5.75%   1/15/2007(1)         2,560           2,773
Ocala FL Water & Sewer Rev.                                  5.75%   10/1/2031(3)        13,605          14,239
Ocala FL Water & Sewer Rev.                                  6.00%   10/1/2005(2)         2,565           2,717
Ocala FL Water & Sewer Rev.                                  6.00%   10/1/2010(2)         2,435           2,718
Orange County FL Health Fac. Auth. Rev.
                           (Adventist For Sunbelt Group)     6.25%  11/15/2010(2)         6,015           6,550
Orange County FL Health Fac. Auth. Rev.
                           (Orlando Regional Health)         6.25%   10/1/2009(1)         2,045           2,313
Orange County FL Health Fac. Auth. Rev.
                           (Orlando Regional Health)         6.25%   10/1/2009(1)(ETM)    4,935           5,655
Orange County FL Health Fac. Auth. Rev.
                           (Orlando Regional Health)         6.25%   10/1/2010(1)         2,175           2,473
Orange County FL Health Fac. Auth. Rev.
                           (Orlando Regional Health)         6.25%   10/1/2010(1)(ETM)    5,260           6,046
Orange County FL Health Fac. Auth. Rev.
                           (Orlando Regional Health)         6.25%   10/1/2011(1)         1,875           2,130
Orange County FL Health Fac. Auth. Rev.
                           (Orlando Regional Health)         6.25%   10/1/2011(1)(ETM)    2,765           3,181
Orange County FL Health Fac. Auth. Rev.
                           (Orlando Regional Health)         6.25%   10/1/2013(1)         1,890           2,154
Orange County FL Health Fac. Auth. Rev.
                           (Orlando Regional Health)         6.25%   10/1/2013(1)(ETM)    3,160           3,627
Orange County FL Health Fac. Auth. Rev.
                           (Orlando Regional Health)         6.25%   10/1/2016(1)         1,610           1,839
Orange County FL Health Fac. Auth. Rev.
                           (Orlando Regional Health)         6.25%   10/1/2016(1)(ETM)    3,890           4,451
Orange County FL Health Fac. Auth. Rev.
                           (Orlando Regional Health)         6.25%   10/1/2018(1)         6,770           7,692
Orange County FL Health Fac. Auth. Rev.
                           (Orlando Regional Health)         6.25%   10/1/2021(1)        11,500          13,066
Orange County FL School Board COP                            5.375%   8/1/2017(1)         6,590           6,689
Orange County FL School Board COP                            5.375%   8/1/2022(1)        11,500          11,557
Orange County FL School Board COP                            6.00%    8/1/2008(1)        11,580          12,873
Orange County FL School Board COP                            6.00%    8/1/2009(1)        12,255          13,658
Orange County FL School Board COP                            6.00%    8/1/2010(1)        12,825          14,358
Orange County FL School Board COP                            6.00%    8/1/2011(1)         6,000           6,743
Orange County FL School Board COP                            6.00%    8/1/2013(2)         2,515           2,768

---------------------------------------------------------------------------------------------------------------
                                                                                           FACE          MARKET
                                                                        MATURITY         AMOUNT          VALUE*
                                                             COUPON         DATE          (000)           (000)
---------------------------------------------------------------------------------------------------------------
Orange County FL School Board COP                            6.00%    8/1/2014(2)  $      2,545  $        2,783
Orange County FL School Board COP                            6.00%    8/1/2015(2)         3,205           3,482
Orange County FL School Board COP                            6.00%    8/1/2016(2)         3,170           3,430
Orange County FL School Board COP                            6.00%    8/1/2017(2)         3,500           3,768
Orange County FL School Board COP                            6.00%    8/1/2018(2)         4,165           4,474
Orange County FL School Board COP                            6.00%    8/1/2019(2)         3,955           4,240
Orange County FL Solid Waste Rev.                            6.375%  10/1/2017(3)         3,500           3,701
Orange County FL Tourist Dev. Rev.                           5.90%   10/1/2010(1)(ETM)      835             937
Orange County FL Tourist Dev. Rev.                           5.90%   10/1/2010(1)           415             464
Orange County FL Tourist Dev. Rev.                           6.50%   10/1/2002(2)(Prere.) 4,000           4,263
Orlando & Orange County FL Expressway Auth. Rev.             5.00%    7/1/2028(3)        14,000          13,370
Orlando & Orange County FL Expressway Auth. Rev.             6.50%    7/1/2010(3)         2,000           2,316
Osceola County FL Gas Tax Rev.                               5.90%    4/1/2008(3)         1,805           1,918
Palm Beach County FL Criminal Justice Fac. Rev.              7.20%    6/1/2015(3)         3,000           3,715
Palm Beach County FL School Board COP                        5.125%   8/1/2026(2)         5,000           4,879
Palm Beach County FL School Board COP                        6.00%    8/1/2016(3)         3,970           4,321
Palm Beach County FL School Board COP                        6.00%    8/1/2017(3)         7,495           8,117
Palm Beach County FL School Board COP                        6.25%    8/1/2025(3)        20,000          21,884
Pinellas County FL Capital Improvement                       5.75%    1/1/2008(3)        16,650          18,190
Pinellas County FL Capital Improvement Rev.                  5.75%   10/1/2009(3)        17,605          19,289
Sarasota County FL Util. System Rev.                         5.75%   10/1/2012(3)         4,325           4,470
Sarasota County FL Util. System Rev.                         7.00%   10/1/2009(3)         6,260           7,399
Seacoast FL Util. Auth. Water & Sewer Rev.                   5.50%    3/1/2010(3)         2,500           2,544
Seacoast FL Util. Auth. Water & Sewer Rev.                   5.50%    3/1/2017(3)         2,400           2,548
Seacoast FL Util. Auth. Water & Sewer Rev.                   5.50%    3/1/2019(3)         1,595           1,684
Seminole County FL School Board COP                          6.125%   7/1/2004(1)(Prere.) 3,500           3,837
Seminole County FL School Board COP                          6.50%    7/1/2004(1)(Prere.) 2,750           3,021
Seminole County FL Water & Sewer Rev.                        6.00%   10/1/2009(1)         1,800           2,012
Seminole County FL Water & Sewer Rev.                        6.00%   10/1/2012(1)         5,000           5,622
Seminole County FL Water & Sewer Rev.                        6.00%   10/1/2019(1)         2,350           2,610
Seminole County FL Water & Sewer Rev.                        6.00%   10/1/2019(1)(ETM)    5,150           5,730
South Miami FL Health Fac. Auth. Hosp. Rev.
 (Baptist Health Systems Obligations Group)                  5.00%  11/15/2028(1)         5,000           4,712
St. Lucie County FL Util. System Rev.                        5.50%   10/1/2015(3)(ETM)    5,000           5,254
St. Lucie County FL Util. System Rev.                        6.00%   10/1/2020(3)(ETM)*   3,165           3,500
St. Lucie County FL Util. System Rev.                        6.50%   10/1/2008(1)(ETM)    4,910           5,535
Sunrise FL Util. System Rev.                                 5.20%   10/1/2022(2)        17,805          17,860
Tallahassee FL Energy System Rev.                            5.00%   10/1/2028(4)         8,000           7,616
Tallahassee FL Energy System Rev.                            5.25%   10/1/2013(4)         4,730           4,980
Tallahassee FL Energy System Rev.                            5.25%   10/1/2014(4)         3,980           4,171
Tallahassee FL Energy System Rev.                            5.25%   10/1/2015(4)         5,240           5,460
Tamarac FL Water & Sewer Util. Rev.                          5.90%   10/1/2011(3)         3,980           4,452
Tampa Bay FL Water Util. System Rev.                         0.00%   10/1/2004(3)        11,905          10,522
Tampa Bay FL Water Util. System Rev.                         0.00%   10/1/2005(3)        10,000           8,448
Tampa Bay FL Water Util. System Rev.                         0.00%   10/1/2006(3)        11,040           8,896
Tampa Bay FL Water Util. System Rev.                         0.00%   10/1/2007(3)         3,105           2,378
Tampa FL Health System Rev. (Catholic Healthcare East)       5.25%  11/15/2011(1)         4,575           4,776
Tampa FL Health System Rev. (Catholic Healthcare East)       5.50%  11/15/2004(1)         1,000           1,063
Tampa FL Hillsborough County Expressway Auth. Rev.           6.00%    7/1/2004(2)         4,980           5,338
Tampa FL Hillsborough County Expressway Auth. Rev.           6.50%    7/1/2002(2)         4,130           4,288
Tampa FL Water & Sewer Rev.                                  6.25%   10/1/2012(3)         5,805           6,074
West Palm Beach FL Public Service Tax Rev.                   6.125%   3/1/2002(1)(Prere.) 1,560           1,615

---------------------------------------------------------------------------------------------------------------
                                                                                           FACE          MARKET
                                                                        MATURITY         AMOUNT          VALUE*
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND                    COUPON         DATE          (000)           (000)
---------------------------------------------------------------------------------------------------------------
Outside Florida
Puerto Rico Muni. Finance Agency                             6.00%    8/1/2016(4)  $      6,000  $        6,577
                                                                                               ----------------
                                                                                                        952,691
                                                                                               ----------------
NONINSURED (13.0%)
Collier County FL Health Fac. Auth. Hosp. Rev. VRDO
 (Cleveland Clinic Health System)                            3.15%      6/4/2001         19,150          19,150
Florida Board of Educ. Capital Outlay GO                     5.00%      6/1/2012          6,000           6,001
Florida Board of Educ. Capital Outlay GO                     5.50%      6/1/2014         10,000          10,584
Florida Board of Educ. Capital Outlay GO                     6.75%      6/1/2001(Prere.)  2,000           2,020
Florida Housing Finance Agency Rev. (Single Family Mortgage) 6.25%      7/1/2011          1,190           1,224
Florida Housing Finance Agency Rev. (Single Family Mortgage) 6.35%      7/1/2014          1,515           1,602
Gainesville FL Util. System Rev.                             6.50%     10/1/2012          1,500           1,754
Jacksonville FL Electric Auth. Rev.                          5.00%     10/1/2023         14,940          14,319
Jacksonville FL Electric Auth. Rev.                          5.10%     10/1/2032          4,445           4,246
Jacksonville FL Electric Auth. Rev. VRDO (Electric System)   3.10%      6/4/2001         17,970          17,970
Lakeland FL Electric & Water Rev.                            6.05%     10/1/2014          2,000           2,259
Lakeland FL Electric & Water Rev.                            6.55%     10/1/2009          4,000           4,615
Lee County FL IDA Health Care Fac. Rev.
 (Shell Point Village Project)                               5.50%    11/15/2021         11,925          10,225
Lee County FL IDA Health Care Fac. Rev.
 (Shell Point Village Project)                               5.50%    11/15/2029          8,200           6,821
Orange County FL Educ. Fac. Auth. Rev. VRDO
 (Rollins College Project)                                   3.10%      6/4/2001          2,000           2,000
Orange County FL Health Fac. Auth. VRDO
 (Adventist Health System/Sunbelt)                           3.02%     6/7/2001LOC        8,600           8,600
Orlando FL Util. Comm. Rev.                                  6.75%     10/1/2017         12,700          15,011
Tallahassee FL Consolidated Util. System Rev.                6.20%     10/1/2019          2,000           2,170
                                                                                               ----------------
                                                                                                        130,571
                                                                                               ----------------
---------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (COST $1,045,301)                                                                                    1,083,262
---------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-7.9%)
---------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                     15,144
Liabilities                                                                                             (94,703)
                                                                                               ----------------
                                                                                                        (79,559)
                                                                                               ----------------
---------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------
Applicable  to  88,540,727  outstanding  $.001  par value  shares of  beneficial
interest (unlimited authorization)                                                                   $1,003,703
===============================================================================================================
NET ASSET VALUE PER SHARE                                                                                $11.34
===============================================================================================================

*See Note A in Notes to Financial Statements.
*Securities with a value of $1,548,000 have been segregated as initial margin for open futures contracts.
+Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of May 31, 2001.
For key to abbreviations and other references, see page 15.

--------------------------------------------------------------------------------
                                                    AMOUNT                 PER
                                                     (000)               SHARE
--------------------------------------------------------------------------------
AT MAY 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                   $ 970,676             $10.96
Undistributed Net Investment Income                      --                 --
Accumulated Net Realized Losses                      (4,892)             (0.05)
Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                              37,961               0.43
  Futures Contracts                                     (42)                --
--------------------------------------------------------------------------------
NET ASSETS                                       $1,003,703             $11.34
================================================================================


KEY TO ABBREVIATIONS

COP--Certificate of Participation.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS
This Statement shows interest earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                       FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND
                                                   SIX MONTHS ENDED MAY 31, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                              $ 24,865
--------------------------------------------------------------------------------
Total Income                                                             24,865
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
 Investment Advisory Services                                                60
 Management and Administrative                                              592
 Marketing and Distribution                                                  59
 Custodian Fees                                                               6
Auditing Fees                                                                 4
Shareholders' Reports                                                         8
Trustees' Fees and Expenses                                                   1
--------------------------------------------------------------------------------
 Total Expenses                                                             730
 Expenses Paid Indirectly--Note C                                           (13)
--------------------------------------------------------------------------------
 Net Expenses                                                               717
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    24,148
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                               3,485
 Futures Contracts                                                          239
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                  3,724
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities Sold                                              17,207
 Futures Contracts                                                          (42)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         17,165
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $45,037
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions-- Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                         FLORIDA INSURED LONG-TERM
                                              TAX-EXEMPT FUND
                                         -------------------------

                                               SIX MONTHS                 YEAR
                                                    ENDED                ENDED
                                             MAY 31, 2001        NOV. 30, 2000
                                                    (000)                (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                           $ 24,148             $ 44,645
 Realized Net Gain (Loss)                           3,724               (5,823)
 Change in Unrealized Appreciation (Depreciation)  17,165               35,345
--------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets
  Resulting from Operations                        45,037               74,167
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                            (24,148)             (44,645)
 Realized Capital Gain                                 --                   --
--------------------------------------------------------------------------------
 Total Distributions                              (24,148)             (44,645)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                           164,002              240,277
 Issued in Lieu of Cash Distributions              14,863               27,459
 Redeemed                                        (114,751)            (253,168)
--------------------------------------------------------------------------------
 Net Increase (Decrease) from Capital Share
 Transactions                                      64,114               14,568
--------------------------------------------------------------------------------
 Total Increase (Decrease)                         85,003               44,090
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                              918,700              874,610
--------------------------------------------------------------------------------
 End of Period                                 $1,003,703             $918,700
================================================================================
1Shares Issued (Redeemed)
Issued                                             14,397               22,325
Issued in Lieu of Cash Distributions                1,305                2,544
Redeemed                                          (10,063)             (23,703)
--------------------------------------------------------------------------------
 Net Increase (Decrease) in Shares Outstanding      5,639                1,166
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                                           FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND
                                                                   YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING          SIX MONTHS ENDED   ------------------------------------------------
THROUGHOUT EACH PERIOD               MAY 31, 2001      2000      1999       1998       1997    1996
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $11.08    $10.70    $11.54     $11.21     $11.07  $10.94
----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .276      .559      .543       .551       .561    .550
 Net Realized and Unrealized Gain (Loss)
   on Investments                            .260      .380     (.749)      .330       .140    .130
----------------------------------------------------------------------------------------------------
 Total from Investment Operations            .536      .939     (.206)      .881       .701    .680
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income       (.276)    (.559)    (.543)     (.551)     (.561) ( .550)
 Distributions from Realized Capital Gains     --        --     (.091)        --         --      --
----------------------------------------------------------------------------------------------------
 Total Distributions                        (.276)    (.559)    (.634)     (.551)     (.561)  (.550)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $11.34    $11.08    $10.70     $11.54     $11.21  $11.07
====================================================================================================
TOTAL RETURN                                4.86%     9.04%    -1.87%      8.03%      6.54%   6.45%
====================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)      $1,004      $919      $875       $818       $617    $515
 Ratio of Total Expenses to
  Average Net Assets                       0.15%*     0.15%     0.18%      0.20%      0.19%   0.19%
 Ratio of Net Investment Income to
  Average Net Assets                       4.88%*     5.19%     4.88%      4.83%      5.10%   5.09%
Portfolio Turnover Rate                      30%*       34%       18%        21%        13%     19%
====================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard  Florida  Insured  Long-Term  Tax-Exempt  Fund is registered  under the
Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2001, the fund had contributed capital of $187,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.2% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 2001, these arrangements reduced management and administrative expenses by $7,000 and custodian fees by $6,000.

D. During the six months ended May 31, 2001, the fund purchased $256,796,000 of investment securities and sold $143,945,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The fund had realized losses totaling $3,107,000 through November 30, 2000, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). At November 30, 2000, the fund had available a capital loss carryforward of $5,509,000 to offset future net capital gains of $173,000 through November 30, 2007, and $5,336,000 through November 30, 2008.

F. At May 31, 2001, net unrealized appreciation of investment securities for federal income tax purposes was $34,854,000, consisting of unrealized gains of $36,871,000 on securities that had risen in value since their purchase and $2,017,000 in unrealized losses on securities that had fallen in value since their purchase. (See Note E).

     At May 31, 2001, the aggregate settlement value of open futures contracts expiring in September 2001 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                                   (000)
                                         ---------------------------------------
                                          NUMBER OF     AGGREGATE
                                          LONG (SHORT)  SETTLEMENT   UNREALIZED
                                          CONTRACTS     VALUE      DEPRECIATION
FLORIDA TAX-EXEMPT FUND/FUTURES CONTRACTS
--------------------------------------------------------------------------------
U.S. Treasury Bond                         (350)         $34,847        $(42)
--------------------------------------------------------------------------------

G. In November 2000, the American Institute of Certified Public Accountants issued new accounting guidelines for investment companies, which will require the fund to change its accounting policies to begin to accrete market discounts on municipal bonds effective for the fiscal year ending November 30, 2002. This accounting change will not affect the fund's net asset value, total return, or distributions to shareholders, but may result in certain amounts being reclassified from realized and unrealized gain to interest income for financial statement purposes. Management believes this change will have no material effect on the financial statements.

THE PEOPLE
 Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.

ROBERT A. DISTEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MACKINNON, Fixed Income Group.

F. WILLIAM MCNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                  JOHN C. BOGLE
                Founder; Chairman and Chief Executive, 1974-1996.

The Vanguard Group (R)
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER
Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q182 072001